

CERVOMED

"Medicines for the Brain"

Corporate Overview

NASDAQ: CRVO

cerveau (sair-voh), noun, in French for *brain* or *mind*

Forward-Looking Statements

This presentation includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding the intentions, plans, beliefs, expectations or forecasts for the future of CervoMed Inc. (the "Company"), including, but not limited to, the therapeutic potential of neflamapimod; anticipated milestones related to the development of the Company's clinical programs, including timelines for trial enrollment and reporting of data; and the potential commercial opportunity of neflamapimod, if approved. Terms such as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately," or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company's control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company's available cash resources and the availability of additional funds on acceptable terms; the likelihood and timing of any regulatory approval of neflamapimod or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration; the Company's ability to maintain it's listing on the Nasdaq Capital Market, as well as comply with applicable Nasdaq rules and regulations; the market price of the Company's securities, which may be volatile due to a variety of factors, including changes in the competitive and highly regulated industry in which the Company operates; variations in operating performance across competitors; changes in laws and regulations affecting the Company's business; the ability to implement business plans, forecasts, and other expectations in the future; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts; and the other factors discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K, in the proxy statement/prospectus/information statement that is included in the Company's registration statement on Form S-4 (File No. 333-271823) that was filed with the SEC, and other filings that the Company may file from time to time with the SEC. Any forward-looking statements in this presentation speak only as of September 6th (or such earlier date as may be identified). New factors emerge from time to time, and it is not possible for the Company to predict all such factors, nor can we assess the impact of each such factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law.

CervoMed at a Glance

Late Clinical Stage CNS Company	Differentiated approach to age-related neurologic disorders with a late-stage lead clinical asset; pipeline of additional indications and second asset
Phase 2b Ready Lead Drug Candidate	Neflamapimod has the potential to be the ***first disease-modifying treatment for dementia with Lewy bodies (DLB)***; positive phase 2a data published in *Nature Communications*; granted Fast Track designation by FDA
Attractive Commercial Opportunity in DLB	1.4M patients in the US and EU; 3rd most common neurodegenerative disease[1] >$3B US peak sales opportunity for first to market
Multiple Catalysts by the end of 2024	First patient dosing Phase 2b DLB clinical study August'23; complete enrollment in 1H24 and report primary efficacy results[2] in 2H24
Phase 2b Clinical Study Fully Funded	Awarded $21M grant from the NIH's National Institute on Aging (NIA) which will fully fund the planned Phase 2b study[3]. CervoMed has cash runway to fund company operations through to primary efficacy readout in the study.

1. After Alzheimer's disease and Parkinson's disease. 2. From placebo-controlled portion of Phase 2b DLB study. 3. The NIA grant funds will be disbursed over the course of study as costs are incurred.

CervoMed Management Team

CERVOMED



John Alam, MD – President, CEO & Co-Founder, Director

- Former Chief Medical Officer and EVP Medicines Development, Vertex
- Former Global Head Alzheimer's R&D at Sanofi
- Led clinical development of Avonex for multiple sclerosis at Biogen



Robert J. Cobuzzi Jr., PhD – Chief Operating Officer

- President, Chief Executive Officer and Director of Diffusion since 2020
- More than 25 years of cross-functional leadership and operational experience in pharmaceutical and biotechnology industries, including Endo, Adolor, Centocor and AstraMerck



William Tanner, PhD – Chief Financial Officer

- 20 years+ prior experience as a biotech and biopharma research analyst for leading healthcare investment banks including Vector Securities, SG Cowen, Leerink Swann, Lazard Capital Markets and Guggenheim Securities.



William Elder – General Counsel, Corporate Secretary

- General Counsel and Corporate Secretary of Diffusion since 2020
- Nearly a decade of experience advising private and public companies in the pharmaceutical and biotechnology industry with Dechert LLP



Kelly Blackburn – SVP, Clinical Development

- Former VP, Clinical Affairs at a Tyr Pharma; VP, Clinical Development Operations at Vertex
- Led global clinical operations for Kalydeco® for the treatment of cystic fibrosis, Incivek® for hepatitis C, and Velcade® for multiple myeloma

Non-Employee Directors and Advisors

CERVOMED

DIRECTORS

Sylvie Gregoire, PharmD (Chair)
- Former Executive Chair and Co-Founder of EIP Pharma
- Board member, Novo Nordisk, Revity (f/k/a Perkin Elmer), F2G
- Former President, Human Genetics Therapies, Shire
- Former Executive VP, Biogen; CEO, GlycoFi
- Former Board member at Vifor, Cubist, Board Chair at Corvidia

Jeff Poulton (Chair of Audit Committee)
- CFO, Alnylam Pharmaceuticals (Nasdaq:ALNY)
- Former CFO, Shire Pharmacuticals; CFO, Indigo Agriculture

Jane H. Hollingsworth, JD
- Managing Partner, Militia Hill Ventures
- Former Chairman of the Board, Diffusion Pharmaceuticals
- Former Executive Chair, Immunome
- Former CEO, NuPathe (Nasdaq:PATH)

Marwan Sabbagh, MD
- Prof. of Neurology at the Alzheimer's and Memory Disorders division of the Barrow Neurological Institute at Dignity Health/St Joseph's Hospital in Phoenix, Arizona
- Camille and Larry Ruvo Endowed Chair for Brain Health and Director of Translational Research at Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas

Frank Zavrl
- Former Board Member, Puma Biotechnology
- Former Partner, Adage Capital
- Former Research Analyst at Merlin BioMed, Scudder Kemper Investments

Jill Davidson
- President of Fast Scripts LLC and Co-Manager of SkiProp LLC
- Former Vice President at Omnicare, Inc.
- Former Chief Operating Officer of Clasen Long Term Care Pharmacy

SCIENTIFIC ADVISORS

Ole Isacson, MD (Chair)
- Prof of Neurology (Neuroscience) Harvard Medical School

Lewis Cantley, PhD
- Professor of Cell Biology, Harvard Medical School, Dana-Farber Cancer Inst.
- Former Director of the Sandra and Edward Meyer Cancer Center and Professor of Cancer Biology in Medicine at Weill Cornell Medical College
- Co-Founder Petra Pharma, Agios Pharmaceuticals, Volastra Therapeutics

Jeff Cummings, MD, PhD
- Director, Chambers-Grundy Center for Transformative Neuroscience at UNLV

Heidi McBride, PhD
- Professor, Dept. of Neurology & Neurosurgery, McGill University

CervoMed Pipeline

CERVOMED

	EIP Commercial Rights	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
NEFLAMAPIMOD					
Dementia with Lewy bodies*	WW	ENTERING PHASE 2B			
Recovery after Anterior Circulation Ischemic Stroke	WW	PHASE 2 READY			
Early-onset Alzheimer's Disease (EOAD)	WW	PHASE 2 READY			
EIP200 (novel co-crystal)					
Multiple CNS	WW	PRECLINICAL			

*Received FDA Fast Track designation

Opportunity for Therapeutics Targeting Basal Forebrain Cholinergic Degeneration

CERVOMED

- Age-related degeneration of the basal forebrain cholinergic system plays major role in many neurologic disorders:
  - Dementia with Lewy bodies (DLB), where it is the primary pathology
  - Early stages of Alzheimer's
  - Impaired functional recovery after stroke
  - Gait dysfunction, dementia in Parkinson's
- The neurodegenerative process in the basal forebrain is ***reversible***

Basal Forebrain Cholinergic Complex



Dementia
Short
Term
Memory
Hippocampus
Basal Forebrain
Cortical Connections modulate cognitive and motor tasks

Dementia with Lewy Bodies (DLB)

CERVOMED

What is DLB?

- Disease associated with abnormal deposits of a protein called alpha-synuclein in the brain. These deposits, called Lewy bodies, affect chemicals in the brain whose changes, in turn, can lead to problems with thinking, movement, behavior, and mood1
- Patients incur greater rate of cognitive decline, higher healthcare costs, report lower quality of life, and have caregivers with higher levels of distress compared to patients with Alzheimer's disease (AD)

Treatment Landscape and Unmet Need

- No approved therapies; limited drugs in development
- Current standard of care is cholinesterase inhibitor therapy that only transiently improves cognition and does not impact motor component

Market Opportunity

- 3rd most common neurodegenerative disease (after AD and PD)
- ~700,000 individuals in each of US and EU
- Neflamapimod has the potential to be the first disease-modifying approach because it treats the primary pathology - cholinergic degeneration in the basal forebrain

DLB affects ~1.4 million individuals in the US and EU


Nucleus
Lewy body

1. https://www.nia.nih.gov/health/what-lewy-body-dementia-causes-symptoms-and-treatments

Neflamapimod for DLB: Positioned for Success

CERVOMED

nature communications

Article

https://doi.org/10.1038/s41467-022-32944-3

Preclinical and randomized clinical evaluation of the p38α kinase inhibitor neflamapimod for basal forebrain cholinergic degeneration

Received: 29 March 2022

Accepted: 23 August 2022

Published online: 21 September 2022

Check for updates

Ying Jiang[1,2,13], John J. Alam[3,13], Stephen N. Gomperts[4], Paul Maruff[5], Afina W. Lemstra[6,7], Ursula A. Germann[3], Philip H. Stavrides[1], Sandipkumar Darji[1], Sandeep Malampati[1], James Peddy[1], Cynthia Bleiwas[1], Monika Pawlik[1,2], Anna Pensalfini[1,2], Dun-Sheng Yang[1,2], Shivakumar Subbanna[1], Balapal S. Basavarajappa[1,2,8,9], John F. Smiley[1,2], Amanda Gardner[3], Kelly Blackburn[3], Hui-May Chu[10], Niels D. Prins[7], Charlotte E. Teunissen[6], John E. Harrison[6,11], Philip Scheltens[6] & Ralph A. Nixon[1,2,12]

"The authors show in an animal model and in a study in patients with dementia with Lewy bodies (DLB) that the drug neflamapimod has potential to treat diseases, such as DLB, associated with loss of neurons that produce the neurotransmitter acetylcholine."

Nature Communications, 13, Article number: 5308 (2022)

- Mechanism of action that targets the specific diseases processes underlying DLB
- In animal models, neflamapimod reverses, not just slows, the neurodegenerative process
- Safety profile well defined, with clinical safety data in > 300 study participants at daily dose up to 10-fold higher than dose in phase 2b study in DLB
- Phase 2a data showed that neflamapimod significantly improved versus placebo both cognitive and motor aspects of DLB
- First patient dosed in Phase 2b study in DLB designed to confirm phase 2a results in August '23, with data readout expected in H2'24

Neflamapimod ***Reverses*** Cholinergic Dysfunction and Degeneration

CERVOMED

Down Syndrome (DS) mice

- Transgenic mice that have both DS-like defects during early development and adult-onset basal forebrain cholinergic degeneration
- Treated with vehicle or 3 mg/kg neflamapimod (NFMD) BID x 28 days, starting at month 6

Reversed basal forebrain cholinergic neuron loss and restored cholinergic function

- Significantly increased number of cholinergic neurons in basal forebrain
- Normalized performance in Open field and NOR behavioral tests

Mechanism of action well defined

- Significantly reduced Rab5 activity and BACE1 / β-CTF protein level
- Reversed Rab5+ endosomal pathology
- Normalized level of phosphorylated p38a and reduced levels of its downstream substrates MK2 and MNK1

Cholinergic neurons in basal forebrain



Healthy Mice Treated with Vehicle
Healthy Mice Treated with NEFMD
DS Mice Treated with Vehicle
DS Mice Treated with NEFMD
100 µm

NFMD-treated DS mice show >30% increase in cholinergic neurons compared to vehicle-treated DS mice (*p<0.001)**



Cholinergic Neurons x 10³
0
1
2
3
4
5
***
***
Health Mice treated with Vehicle
Healthy Mice treated with NFMD
DS Mice Treated with vehicle
DS Mice treated with NFMD

Cholinergic neurons identified by staining for choline acetyl transferase expression

Phase 2a Exploratory Clinical Study in Dementia with Lewy Bodies (DLB)

CERVOMED

AscenD-LB

Patients

- Mild-to-Moderate DLB by consensus criteria (McKeith, *Neurology*, 2017)
- Abnormal dopamine uptake by DaTscan™
- On background cholinesterase inhibitor therapy

16-WEEK TREATMENT, DOUBLE-BLIND
NFMD 40 mg or matching placebo

Outcome Measures

- DLB-specific Neuropsychological Test Battery (NTB, a cognitive test battery)
- Dementia Severity, assessed by CDR-SB
- Motor Function, assessed by Timed Up and Go (TUG) test

Dosing

- **Randomized to neflamapimod (n=46) or placebo (n=45)**
- **Twice daily (BID) if weight < 80kg or three times daily (TID) if weight ≥ 80kg**
- **Well tolerated, with no study drug related discontinuations**

Nature Communications, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-

AscenD-LB Outcome Measures

Clinical Dementia Rating Sum of Boxes (CDR-SB, Total Score = 0-18)

Cognitive Domains:
- Memory (0-3)
- Orientation (0-3)
- Judgement and Reasoning (0-3)

Functional Domains:
- Community Affairs (0-3)
- Home & Hobbies (0-3)
- Personal Care (0-3)

Timed Up and Go Test (TUG, scored in seconds)



STEP 1
Sit to stand
STEP 2
Walk 3 meters
STEP 3
Turn around
3 meters
STEP 4
Walk 3 meters
STEP 5
Sit down

Neuropsychological Test Battery (NTB)*:

- Detection
- Identification
- One Card Learning
- One Back
- Letter Fluency Test
- Category Fluency Test

*DLB-specific cognitive test battery designed to assess attention, executive function and visual learning
NTB composite: results of all six tests combined into single z-score
Attention composite: Detection and Identification tests combined into single z-score

AscenD-LB Clinical Trial Results

CERVOMED

AscenD-LB

- Neflamapimod significantly ($p=0.023$) improved dementia severity (assessed by CDR-SB) compared to placebo and also showed significant ($p=0.044$) improvement on motor function (assessed by TUG test) compared to placebo
- Dose-response demonstrated, with neflamapimod also significantly ($p=0.049$) improving results on cognitive testing (assessed by NTB) at the higher dose level (40mg TID)
- Well tolerated, with no treatment discontinuations at 40mg TID dose level

Nature Communications, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-3

September 6th 2023 Press Release

CERVOMED

CervoMed Announces Publication in the Journal *Neurology*® Results Showing a Blood Test at Study Entry Identified Patients Who Demonstrated Substantial Response to Neflamapimod Treatment in Dementia with Lewy Bodies

"The results support our long-standing thesis that the key to treating chronic neurodegenerative disease is to intervene early in the disease process, ahead of the patient having extensive neuronal loss in the brain"

"In the near term, we believe the exclusion of patients with abnormal levels of plasma ptau181 in our ongoing Phase 2b clinical trial of neflamapimod in patients with DLB will substantively increase the probability of success in that clinical trial."

Biomarker Results Support Enrichment Strategy for Phase 2b

CERVOMED

- 35-50% of patients with DLB have biomarker evidence of Alzheimer's disease (AD) co-pathology
  - Represent patients with extensive neurodegeneration (nerve cell loss)
  - DLB patients without positive AD biomarkers have minimal neuronal loss, particularly in the hippocampus
- Blood-based biomarker, plasma ptau181, can detect AD co-pathology (Hall et al 2021)
- In phase 2a, plasma ptau181 identified the most responsive patients, with the magnitude of neflamapimod treatment effect being substantial in the 54% of patients with normal pre-treatment levels plasma ptau181

Cohen's d Effect Size at 40mg TID vs. Placebo


CDR-SB
0.31
0.70
Attention z-score
0.41
0.78
TUG
0.50
0.74
ISLT Recognition
0.17
1.00
0
0.2
0.4
0.6
0.8
1
Overall study
Normal plasma ptau181 at study entry

Phase 2b Confirmatory Study in DLB

CERVOMED

RewinD-LB

Patients

- DLB by consensus criteria (McKeith, *Neurology*, 2017)
- Abnormal dopamine uptake by DaTscan™
- Global CDR 0.5 or 1.0
- No AD co-pathology by plasma ptau181evaluation
- 160 patients (randomized 1:1 to placebo or NFMD)

16-WEEK TREATMENT, DOUBLE-BLIND
NFMD 40 mg TID or placebo, daily

32-WEEK TREATMENT, Open Label Extension
NFMD 40 TID

Outcome Measures

- 1º: CDR-Sum of Boxes
- 2º: Cognition assessed by DLB-specific Neuropsychological Test Battery (NTB), CGIC; Motor Function, assessed by Timed Up and Go (TUG) test

Other evaluations:

- Fluctuation scale, NPI-12, MDS-UPDRS3
- EEG evaluations
- Structural MRI in 40 patients

First patient dosed in August 2023; enrollment planned to be completed H1'24

Neflamapimod for DLB: Well-Positioned Commercially

CERVOMED

>$3B Peak US Sales for First to Market

Significant Patient Numbers:
Approximately 700,000 in each of US & EU

Growth in Diagnosis Rates:
Increasing awareness of disease

High Medical Need / Pricing Leverage:
Relative to AD:
- Greater rate of cognition decline
- Lower quality of life
- Higher hospitalization costs
- Higher caregiver burden

Builds on Existing Treatment Paradigm:
Cholinesterase inhibitors utilized

Specialist Disease:
Diagnosed and managed by neurologists

Key Upcoming Anticipated Milestones/Catalysts

CERVOMED

1H 2023	2H 2023	2024
✓ NIA approves $21M grant for Phase 2b ✓ Signed merger agreement with Diffusion Pharma ✓ Present data at AD/PD 2023 ✓ Initiate Phase 2b DLB study	✓ FPD in Phase 2b DLB study ✓ Close merger transaction; begin trading as a public company ✓ Publish additional Phase 2a data[1] from DLB study in a major neurology journal ❑ Oral presentation at CTAD conference	❑ Complete enrollment in Phase 2b DLB study (1H) ❑ Report data from placebo-controlled portion of Phase 2b DLB study (2H)

1. Plasma ptau181 stratified results.

Summary

CERVOMED

- Differentiated Approach to Age-related Neurologic Disorders with a Late-Stage Asset
- Major value creation potential in phase 2b read-out in dementia with Lewy bodies
- Experienced Management Team and Board of Directors
- Potential to broaden opportunity through additional indications and 2nd asset
- Significant news flow through to end of 2024



CERVOMED

"Medicines for the Brain"

Corporate Overview

NASDAQ: CRVO

cerveau (sair-voh), noun, in French for *brain* or *mind*